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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 25, 2000


                       SPAN-AMERICA MEDICAL SYSTEMS, INC.
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               (Exact name of Company as specified in its charter)


        South Carolina                 0-11392                 57-0525804
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(State or other jurisdiction of      (Commission              (IRS Employer
       incorporation)                File Number)           Identification No.)

                    70 Commerce Center, Greenville, SC 29615
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                    (Address of principal executive offices)

         Company's telephone number, including area code (864) 288-8877

                                 Not Applicable
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         (Former name or former address, if changed since last report.)



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ITEM 4.   CHANGE IN COMPANY'S CERTIFYING ACCOUNTANT

(a) On May 25, 2000 Span-America Medical Systems, Inc. (the "Company") dismissed Ernst & Young LLP ("Ernst & Young") as its independent auditors. On the same date, the Company retained Elliott, Davis & Company, LLP ("Elliott Davis") as its independent auditors for fiscal year 2000. The Company's Board of Directors approved the selection of Elliott Davis. Management has not consulted with Elliott Davis on any accounting, auditing, or reporting matter.

(b) During the two most recent fiscal years of the Company and each subsequent interim period preceding April 1, 2000, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(c) Ernst & Young's report on the financial statements of the Company for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

(d) The Company has provided Ernst & Young with a copy of this disclosure and has requested that Ernst & Young furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. (A copy of Ernst & Young's letter to the SEC, dated May 31, 2000, is filed as
         Exhibit 16.1 to the Form 8-K.)



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SPAN-AMERICA MEDICAL SYSTEMS, INC.


                                  /s/ Richard C. Coggins
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                                  Richard C. Coggins
                                  Chief Financial Officer


                                  /s/ James D. Ferguson
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                                  James D. Ferguson
                                  President and Chief Executive Officer

                                  Date: May 25, 2000


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                                    EXHIBITS

16.1 Letter from Ernst & Young, LLP regarding change in certifying accountant.




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